NOTE 6 - INTANGIBLE ASSETS, NET	12 Months Ended
Jun. 30, 2018
Notes
NOTE 6 - INTANGIBLE ASSETS, NET

NOTE 6 – INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of June 30,
	2018	2017
Software	$207,396	$156,389
Land use right	2,294,624	-
Less: accumulated amortization	(111,449)	(70,375)
Intangible assets, net	$2,390,571	$86,014

Amortization expense was $40,078, $21,015 and $14,807 for the years ended June 30, 2018, 2017 and 2016, respectively. In connection with the subsequent renewal of RMB 30 million loan from Bank of Communications of China Dongguan Branch., the Company pledged intangible assets of $2,294,624 as collateral to secure the loan (See Note 16).

Estimated future amortization expense is as follows:

Year ending June 30,	Amortization expense
2019	$66,640
2020	66,640
2021	66,640
2022	66,640
Thereafter	2,124,011
Total	$2,390,571